SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of report:
                                  May 19, 2003
                        Date of earliest event reported:
                                   May 9, 2003



                           FREQUENCY ELECTRONICS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                      1-8061               11-1986657
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   (State or other jurisdiction       (Commission File       (I.R.S. Employer
        of incorporation)                 Number)          Identification No.)



     55 CHARLES LINDBERGH BLVD, MITCHEL FIELD, N.Y.               11553
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        (Address of principal executive offices)                (Zip Code)



               Registrant's telephone number, including area code
                                 (516) 794-4500



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         (Former name or former address, if changed since last report.)

Item 2.     Acquisition or Disposition of Assets.

On May 9, 2003, FEI-Zyfer, Inc. ("FEI-Zyfer"), a wholly-owned subsidiary of Frequency Electronics, Inc. ("Frequency" or the "Company"), acquired the business and net assets of Zyfer, Inc. ("Zyfer"). The asset purchase was consummated pursuant to the Asset Purchase Agreement ("Asset Purchase Agreement") dated May 9, 2003, among the Company, FEI-Zyfer, Zyfer and Zyfer's parent company, Odetics, Inc. Zyfer designs and manufactures products for precision time and frequency generation and synchronization, primarily incorporating global positioning systems technology. Zyfer's products are an extension of Frequency's core product line, the design, development and manufacture of high-technology frequency, timing and synchronization products for voice, video and data telecommunications delivered by satellite or terrestrial means for both commercial and U.S. Department of Defense customers.

The purchase price of $2,300,000 was paid in cash from the Company's available funds. The purchase price was based on the parties agreed valuation of the net assets of Zyfer. The asset purchase was completed on May 9, 2003.

The foregoing description of the asset purchase and the Asset Purchase Agreement is qualified in its entirety by reference to the Asset Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1 and such Exhibit is incorporated herein by reference.

On May 12, 2003, Frequency issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing the asset purchase.

This Current Report on Form 8-K contains or incorporates by reference forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Frequency with the Securities and Exchange Commission, which identify important risk factors that could cause actual results to differ from those contained in any forward-looking statements.

Item 7(c).  Exhibits.

2.1 Asset Purchase Agreement, by and among Frequency Electronics, Inc., FEI-Zyfer, Inc., Odetics, Inc. and Zyfer, Inc. dated as of May 9, 2003.

99.1     Press Release of Frequency, dated May 12, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FREQUENCY ELECTRONICS, INC.

Date:  May 19, 2003
                                           /s/ Alan Miller
                                         ---------------------------------------
                                         Name: Alan Miller
                                         Title: Chief Financial Officer and
                                         Controller

                                EXHIBIT INDEX

Exhibit 2.1 Asset Purchase Agreement, by and among Frequency Electronics, Inc., FEI-Zyfer, Inc., Odetics, Inc. and Zyfer, Inc. dated as of May 9, 2003.

Exhibit 99.1      Press Release of Frequency, dated May 12, 2003.